EXHIBIT 99.2
JOINT FILERS’ SIGNATURES

INSIGHT HOLDINGS GROUP, LLC By: /s/Andrew Prodromos Name: Andrew Prodromos Title: Attorney-in-Fact	Date: 1/11/2022
INSIGHT VENTURE ASSOCIATES GROWTH-BUYOUT COINVESTMENT, LTD. By: /s/Andrew Prodromos Name: Andrew Prodromos Title: Authorized Officer	Date: 1/11/2022
INSIGHT VENTURE ASSOCIATES GROWTH-BUYOUT COINVESTMENT, L.P.
By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd., its general partner

By:                       /s/Andrew Prodromos
Name:          Andrew Prodromos
Title:           Authorized Officer

Date: 1/11/2022
INSIGHT VENTURE PARTNERS GROWTH-BUYOUT COINVESTMENT FUND, L.P.
By: Insight Venture Associates Growth-Buyout Coinvestment, L.P., its general partner
By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd., its general partner

By:                       /s/Andrew Prodromos
Name:          Andrew Prodromos
Title:           Authorized Officer

Date: 1/11/2022
INSIGHT VENTURE PARTNERS GROWTH-BUYOUT COINVESTMENT FUND (CAYMAN), L.P.
By: Insight Venture Associates Growth-Buyout Coinvestment, L.P., its general partner
By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd., its general partner

By:                       /s/Andrew Prodromos
Name:          Andrew Prodromos
Title:           Authorized Officer

Date: 1/15/2021
INSIGHT VENTURE PARTNERS GROWTH-BUYOUT COINVESTMENT FUND (DELAWARE), L.P.
By: Insight Venture Associates Growth-Buyout Coinvestment, L.P., its general partner
By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd., its general partner
By:                       /s/Andrew Prodromos
Name:          Andrew Prodromos
Title:           Authorized Officer

Date: 1/11/2022
INSIGHT VENTURE PARTNERS GROWTH-BUYOUT COINVESTMENT FUND (B), L.P.
By: Insight Venture Associates Growth-Buyout Coinvestment, L.P., its general partner
By: Insight Venture Associates Growth-Buyout Coinvestment, Ltd., its general partner

By:                       /s/Andrew Prodromos
Name:          Andrew Prodromos
Title:           Authorized Officer

Date: 1/11/2022